Exhibit 10.91a


                            EXHIBIT A

                   MAXICARE HEALTH PLANS, INC.

                      STOCK OPTION AGREEMENT

              Maxicare Health Plans, Inc., a Delaware corporation (the "Company"), hereby grants as of this 16th day of April, 1999 (the "Grant Date"), to Elwood I. Kleaver, Jr. (the "Optionee"), an option to purchase a maximum of Fifty Thousand (50,000) shares of its common stock (the "Common Stock"), at the per share Exercise Price set forth below (the "Option") on the following terms and conditions:

              1. Exercise Price. The "Exercise Price" shall be equal to the Closing Price of the Common Stock on the last trading date immediately preceding the Grant Date. The "Closing Price" for each trading day shall mean the closing bid price (or average of bid prices) of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System - National Market System ("NASDAQ-NMS") or if the Common Stock is not traded on NASDAQ, on such national or regional securities exchange or quotation system where the Common Stock is traded. Each Option granted pursuant to the terms hereof shall have a ten (10) year term.

              2. Grant Under 1995 Stock Plan. The Option is granted pursuant to and is governed by the Company's 1995 Stock Option Plan (the "Plan") and, unless the context otherwise requires, terms used and/or defined herein shall have the same meaning as in the Plan. Determinations made in connection with this Option pursuant to the Plan shall be governed by the Plan as it exists on this date. This Option is not intended to be and shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code.

              3. Extent of Option. If the Optionee has continued to serve in the capacity of either (i) a consultant and a director or
(ii) an employee of the Company (or a subsidiary thereof, as the case may be) on the following dates, the Optionee may, subject to Section
14 hereof, exercise this Option for only such portion of the total number of shares subject to this Option set opposite the applicable date:

Less than one month from the Grant         -        0           shares
Date
One month but less than two months         -        6,000       shares
from the Grant Date
Two months but less than three months      -        12,000 shares
           from the Grant Date




Three months but less than four months     -        18,000      shares
from the Grant Date
Four months but less than five months      -        24,000      shares
from the Grant Date
Five months but less than six months       -        28,000      shares
from the Grant Date
Six months but less than seven months      -        32,000      shares
from the Grant Date
Seven months but less than eight months    -        36,000      shares
from the Grant Date
Eight months but less than nine months     -        40,000      shares
from the Grant Date
Nine months but less than ten months       -        44,000      shares
from the Grant Date
Ten months but less than eleven months     -        48,000      shares
from the Grant Date
Eleven months but less than twelve months  -        50,000      shares
from the Grant Date

The foregoing rights are cumulative and, while the Optionee continues to serve as either (i) a consultant and a director or (ii) an employee of the Company (or a subsidiary thereof, as the case may be), may be exercised up to and including the earlier of the date which is ten
(10) years from the date this Option is granted (the "Tenth Anniversary Date"). For purposes of this Agreement, any accrued installment shall be referred to as an "Accrued Installment". All of the foregoing rights are subject to Sections 4 and 5 hereof, as appropriate, if the Optionee ceases to serve as either (i) a consultant and a director or (ii) an employee of the Company (or a subsidiary thereof, as the case may be) or becomes disabled or dies while serving as either (i) a consultant and a director or (ii) an employee of the Company (or a subsidiary thereof, as the case may be).

              4. Termination of Business Relationship. If the Optionee ceases to remain either (i) a consultant and a director or
(ii) an employee of the Company (or subsidiary thereof, as the case may be), other than by reason of death or disability as defined in
Section 5, any unexercised Accrued Installments of the Option shall expire and become unexercisable as of the earlier of: (a) the Tenth Anniversary Date, or (b) one (1) year following (i) the termination of Optionee's consulting or directorship services if Optionee is then a consultant and director of the Company and is not immediately thereafter hired as an employee by the Company, or (ii) the termination of Optionee's employment services if Optionee is then an employee of the Company (the "Termination Date"). No portion of the Option which was not exercisable on the Termination Date shall become exercisable after the Termination Date. The Optionee's only rights hereunder shall be those which are properly exercised before the termination of this Option. Any portion of an Option that expires hereunder shall remain unexercisable  and  be of no effect whatsoever after such expiration  notwithstanding  that  such  Optionee may again become a consultant, employee or director of, the Company (or a subsidiary thereof, as the case may be). For purposes of the vesting schedule provided in Section 3, Optionee's consulting, employment or directorship services shall be deemed terminated on the date such services discontinue. However, where Optionee is terminated without cause under Section 6(d) of the Consulting Agreement entered into by and between Consultant and the Company of even date herewith (the "Consulting Agreement"), Optionee's consulting, employment or directorship services are deemed terminated (y) at the end of the Four-Month Period (as defined in the Consulting Agreement) if Optionee is terminated before the end of the Four-Month Period or (z) thirty
(30) days after Optionee's services cease if Optionee is terminated on or after the Four-Month Period.

              5.  Death or Disability.  In  the  event of the death of
the Optionee while either (i) a consultant and a director or (ii) an employee of the Company (or a subsidiary thereof, as the case may be), or in the event of termination of Optionee's consulting, employment or directorship services by reason of the Optionee's Disability (as defined in the Plan), any unexercised Accrued Installments of the Option granted to Optionee shall expire and become unexercisable as of the earlier of: (i) the Tenth Anniversary Date, (ii) the first anniversary date of the Optionee's death (if applicable) or (iii) the first anniversary date of the termination of Optionee's consulting, employment or directorship services by reason of Disability (if applicable). Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration by (and only by) the person or persons to whom the Optionee's Option rights shall pass by will or by the laws of descent and distribution. Any installments under a deceased Optionee's Option that have not accrued as of the date of his death shall expire and become unexercisable as of said date of death. For purposes of this Agreement, the Optionee shall be deemed to be a consultant, employee or director of the Company (or a subsidiary thereof, as the case may be) during any period of leave of absence from his consulting, employment or directorship services by the Company (or a subsidiary thereof, as the case may be).

              6. Partial Exercise. Exercise of this Option up to the extent above stated may be in part at any time and from time to time with the above limits, except that this Option may not be exercised for a fraction of a share. Upon the exercise of the final installment of this Option, the Optionee shall be entitled to receive cash with respect to the value of any fraction of a share (in lieu of any said fractional share).

              7. Payment of Exercise Price. The Exercise Price is payable in United States dollars and may be paid in cash or by certified or cashier's check, or any combination of the foregoing, equal in amount to the  Exercise Price.  In the alternative, Optionee may satisfy the Exercise Price by providing a copy of instructions, in a format and upon such terms as the Company shall approve, to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "cashless exercise").

              8.  Investment    Representations;    Restrictions    on
Transfer. The Optionee represents, warrants and covenants to the Company that:

                  (a) Any Common Stock acquired by the Optionee upon exercise of the Option will be acquired for the Optionee's own account and not with a view to resale or distribution in violation of the Securities Act of 1933, as amended (the "1933 Act").

                  (b) The Optionee has such knowledge and experience in business and financial matters as to be capable of utilizing the information which is available to the Optionee to evaluate the merits and risks of an investment in the Common Stock, and is able to bear the economic risks of any Common Stock or other securities which the Optionee may acquire upon exercise of the Option.

              9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, this Option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this Option and the number of shares in respect of which it is being exercised and shall be signed by the Optionee or person or persons entitled to so exercise this Option. Such notice shall be accompanied by payment of the full Exercise Price of such shares or by making a cashless exercise pursuant to Section 7 hereof, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice is received. The certificate or certificates for the shares as to which this Option shall have been so exercised shall be registered in the name of the person or persons so exercising this Option (or, if this Option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this Option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship) and shall be delivered to or upon the written order of the person or persons exercising this Option. In the event this Option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

              10. Option Not Transferable; Transfer of Stock. This Option is not transferable or assignable except by will or by the laws
 of descent and  distribution.    During the Optionee's lifetime, only




the Optionee may exercise this Option. Common Stock issued pursuant to the exercise of this Option or any interest in such Common Stock, may be sold, assigned, gifted, pledged, hypothecated, encumbered or otherwise transferred to alienated in any manner by the holder(s) thereof, subject, however, to the provisions of the Plan, including any representations or warranties requested pursuant to the Plan.

              11. No Obligation to  Exercise  Option.    The grant and
acceptance of this Option imposes no obligation on the Optionee to exercise it.

              12. No Obligation to Continue as Director, Consultant or Employee. Neither the Company nor any subsidiary thereof is by the Plan or this Option obligated to continue to employ Optionee as a consultant, employee or renominate Optionee as a director and neither the Plan nor this Option shall otherwise interfere with the Company's or any of the Company's subsidiary's right to terminate, discharge or retire any consultant, employee or director, including Optionee, at any time.

              13. No  Rights  as  Stockholder  Until  Exercise.    The
Optionee shall have no rights as a stockholder with respect to shares subject to this Agreement until a stock certificate therefore has been issued to the Optionee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

              14. Reorganization of Company.

                  (a) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the Company's outstanding Common Stock is changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of all or substantially all property of the Company to, or the acquisition of all or substantially all of the Common Stock of the Company then outstanding by, another corporation or person, the Plan shall terminate, and the Option granted hereunder shall terminate; provided, however, if Optionee is entitled to exercise any unexercised installment of the Option then outstanding, then Optionee may, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised installments of the Option including all unaccrued installments thereof which would, but for this subsection 14(a), not yet be exercisable. Notwithstanding the foregoing, in the event that any transaction causing such termination is not consummated, any unexercised unaccrued installments that had become exercisable solely by reason of the provisions of this subsection 14(a) shall again become unaccrued and unexercisable as of said termination of such transaction, subject, however, to such installments accruing pursuant to the normal accrual schedule provided in the terms under which the Option was granted.

                  (b) In addition to and not in lieu of those rights granted pursuant to subsection 14(a) above, if provisions shall be made in writing in connection with such transaction for the continuance of the Plan and/or the assumption of options theretofore granted, or the substitution for such options of options covering the stock of the successor corporation, or a parent or subsidiary thereof with appropriate adjustments as to the number and kind of shares and prices, the unexercised Option shall continue in the manner and under the terms so provided.

                  (c) The Company shall have no obligation to provide for the continuance, assumption or substitution of the Plan or the Option by any successor corporation or parent or subsidiary thereof.

              15. Withholding Taxes.  The  Optionee hereby agrees that
the Company (or a subsidiary thereof, as the case may be) may withhold from the Optionee's wages or other remuneration the appropriate amount of federal, state and local taxes attributable to the Optionee's exercise of any installment of this Option. The Optionee further agrees that, if the Company (or a subsidiary thereof, as the case may
be) does not withhold an amount from the Optionee's wages or other remuneration sufficient to satisfy the Company's (or any such subsidiary's) withholding obligation, the Optionee will reimburse the Company (or any such subsidiary) on demand, in cash, for the amount underwithheld.

              16. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such State and without regard to the conflict of law principles thereof.

              17. Amendments. No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing signed by all parties hereto.

              18. Counterparts.  This Agreement  may  be signed in one
or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

              19. Survival of  Representations.   All representations,
covenants and warranties of the parties hereto shall survive the execution of this Agreement.

              20. Registration of Common Stock. The Company will use its best efforts, within a period of no more than ninety (90) days of the Grant Date, to file an amendment to the S-8 Registration Statement covering the offer and sale of the Common Stock issuable upon exercise of the Option by Optionee which amendment will revise the Form S-3 Resale Prospectus contained therein to include Optionee as a selling shareholder thereunder.

              IN WITNESS WHEREOF the Company and the Optionee have caused this instrument to be executed as of the date first written above, and the Optionee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.

                                THE COMPANY:


                                MAXICARE HEALTH PLANS, INC.

                                By:/s/ Alan Bloom

                                Its:  Secretary



                                OPTIONEE:


                                /s/ Elwood I. Kleaver
                                Elwood I. Kleaver


                                Address:
                                4670 Somerset Court
                                Brookfield, Wisconsin  53045-8156